Exhibit 99.1

FOR IMMEDIATE RELEASE David Kelley 224-727-2535 dkelley@littelfuse.com
LITTELFUSE REPORTS SECOND QUARTER RESULTS FOR 2024
Diverse and resilient business model drive Q2 sales and adjusted EPS above guidance

CHICAGO, July 30, 2024 - Littelfuse, Inc. (NASDAQ: LFUS), a diversified, industrial technology manufacturing company empowering a sustainable, connected, and safer world, today reported financial results for the second quarter ended June 29, 2024:
•Net sales of $558 million were down 9% versus the prior year period, and down 8% organically
•GAAP diluted EPS was $1.82 and adjusted diluted EPS was $1.97
•Cash flow from operations was $69 million and free cash flow was $50 million
•The company’s Board of Directors approved an 8% increase in the quarterly cash dividend from $0.65 to $0.70; this equates to an annualized dividend of $2.80 per share
•On June 26, the company released its 2023 Sustainability Report on littelfuse.com/about-us/sustainability

“We are pleased to have exceeded the high end of our second quarter sales and adjusted EPS guidance ranges, driven by solid execution from our global teams and supported by our resilient business model and diverse technology positioning.” said Dave Heinzmann, Littelfuse President and Chief Executive Officer. “Looking ahead, we remain confident in an expected return to growth during 2024, likely in the fourth quarter. We see some pockets of normalized channel inventory and improving end demand but also ongoing signs of cautiousness from customers. We remain well positioned to execute our proven long-term growth strategy and deliver top tier stakeholder value.”

Third Quarter of 2024*

Based on current market conditions, for the third quarter the company expects,
•Net sales in the range of $540 - $570 million, adjusted diluted EPS in the range of $1.95 - $2.15 and an adjusted effective tax rate of approximately 26%

*Littelfuse provides guidance on a non-GAAP (adjusted) basis. GAAP items excluded from guidance may include the after-tax impact of items including acquisition and integration costs, restructuring, impairment and other charges, certain purchase accounting adjustments, non-operating foreign exchange adjustments and significant and unusual items. These items are uncertain, depend on various factors, and could be material to results computed in accordance with GAAP. Littelfuse is not able to forecast the excluded items in order to provide the most directly comparable GAAP financial measure without unreasonable efforts.

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Dividend and Share Repurchase Authorization
•The company will pay a cash dividend on its common stock of $0.70 per share on September 5, 2024, to shareholders of record as of August 22, 2024

Conference Call and Webcast Information
Littelfuse will host a conference call on Wednesday, July 31, 2024, at 9:00 a.m. Central Time to discuss the results. The call will be broadcast and available for replay at Littelfuse.com. A slide presentation is available in the Investor Relations section of the company’s website at Littelfuse.com.

About Littelfuse
Littelfuse, Inc. (NASDAQ: LFUS) is a diversified, industrial technology manufacturing company empowering a sustainable, connected, and safer world. Across more than 20 countries, and with approximately 16,000 global associates, we partner with customers to design and deliver innovative, reliable solutions. Serving over 100,000 end customers, our products are found in a variety of industrial, transportation and electronics end markets – everywhere, every day. Learn more at Littelfuse.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
The statements in this press release that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. Such statements are based on Littelfuse, Inc.’s (“Littelfuse” or the “Company”) current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties, include, but are not limited to, risks and uncertainties relating to general economic conditions; product demand and market acceptance; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; cybersecurity matters; failure of an indemnification for environmental liability; exchange rate fluctuations; commodity and other raw material price fluctuations; the effect of Littelfuse accounting policies; labor disputes; restructuring costs in excess of expectations; pension plan asset returns less than assumed; integration of acquisitions; uncertainties related to political or regulatory changes; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This release should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended December 30, 2023.

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Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 30, 2023, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at www.sec.gov. These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information.

Non-GAAP Financial Measures
The information included in this press release includes the non-GAAP financial measures of organic net sales (decline) growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted income taxes, adjusted effective tax rate, free cash flow, net debt, consolidated EBITDA, and consolidated net leverage ratio (as defined in the credit agreement). Many of these non-GAAP financial measures exclude the effect of certain expenses and income not related directly to the underlying performance of our fundamental business operations. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is set forth in the attached schedules. The company believes that organic net sales (decline) growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted income taxes, and adjusted effective tax rate provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of our core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of our fundamental business operations or were not part of our business operations during a comparable period. The company believes that free cash flow is a useful measure of its ability to generate cash. The company believes that net debt, consolidated EBITDA, and consolidated net leverage ratio are useful measures of its credit position. The company believes that all of these non-GAAP financial measures are commonly used by financial analysts and others in the industries in which we operate, and thus further provide useful information to investors. Management additionally uses these measures when assessing the performance of the business and for business planning purposes. Note that our definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies.

LFUS-F
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Littelfuse Inc. 8755 West Higgins Road, Suite 500 Chicago, Illinois 60631 p: (773) 628-1000 www.littelfuse.com

LITTELFUSE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
(in thousands, except share and per share data)	June 29, 2024	December 30, 2023
ASSETS
Current assets:
Cash and cash equivalents	$561,742	$555,513
Short-term investments	971	235
Trade receivables, less allowances of $73,744 and $84,696 at June 29, 2024 and December 30, 2023, respectively	317,963	287,018
Inventories	451,186	474,607
Prepaid income taxes and income taxes receivable	6,413	8,701
Prepaid expenses and other current assets	125,703	82,526
Total current assets	1,463,978	1,408,600
Net property, plant, and equipment	472,537	493,153
Intangible assets, net of amortization	566,030	606,136
Goodwill	1,287,762	1,309,998
Investments	22,904	24,821
Deferred income taxes	10,950	10,486
Right of use lease assets	59,563	62,370
Other long-term assets	41,254	79,711
Total assets	$3,924,978	$3,995,275
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$176,095	$173,535
Accrued liabilities	135,180	149,214
Accrued income taxes	39,235	38,725
Current portion of long-term debt	67,679	14,020
Total current liabilities	418,189	375,494
Long-term debt, less current portion	795,825	857,915
Deferred income taxes	96,214	110,820
Accrued post-retirement benefits	31,810	34,422
Non-current lease liabilities	49,581	49,472
Other long-term liabilities	67,872	86,671
Total equity	2,465,487	2,480,481
Total liabilities and equity	$3,924,978	$3,995,275

LITTELFUSE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF NET INCOME
(Unaudited)

	Three Months Ended		Six Months Ended
(in thousands, except per share data)	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
Net sales	$558,489	$611,997	$1,093,874	$1,221,779
Cost of sales	351,485	377,165	699,062	741,990
Gross profit	207,004	234,832	394,812	479,789

Selling, general, and administrative expenses	93,371	94,543	179,498	182,853
Research and development expenses	27,146	24,496	54,813	51,786
Amortization of intangibles	15,729	16,885	31,554	33,751
Restructuring, impairment, and other charges	5,252	6,855	8,489	8,705
Total operating expenses	141,498	142,779	274,354	277,095
Operating income	65,506	92,053	120,458	202,694

Interest expense	9,975	10,056	19,586	19,702
Foreign exchange gain	(315)	(1,404)	(5,357)	(3,079)
Other income, net	(5,298)	(2,050)	(10,619)	(8,283)
Income before income taxes	61,144	85,451	116,848	194,354
Income taxes	15,678	15,380	22,930	35,538
Net income	$45,466	$70,071	$93,918	$158,816

Earnings per share:
Basic	$1.83	$2.82	$3.78	$6.40
Diluted	$1.82	$2.79	$3.75	$6.33

Weighted-average shares and equivalent shares outstanding:
Basic	24,822	24,839	24,867	24,810
Diluted	25,030	25,095	25,075	25,078

Comprehensive income	$24,399	$55,160	$42,560	$157,188

LITTELFUSE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended
(in thousands)	June 29, 2024	July 1, 2023
OPERATING ACTIVITIES
Net income	$93,918	$158,816
Adjustments to reconcile net income to net cash provided by operating activities:	73,161	83,347
Changes in operating assets and liabilities:
Trade receivables	(36,474)	(30,562)
Inventories	16,241	26,638
Accounts payable	6,819	(33,796)
Accrued liabilities and income taxes	(28,829)	(57,790)
Prepaid expenses and other assets	1,738	4,980
Net cash provided by operating activities	126,574	151,633

INVESTING ACTIVITIES
Acquisitions of businesses, net of cash acquired	—	(158,260)
Purchases of property, plant, and equipment	(34,674)	(41,501)
Net proceeds from sale of property, plant and equipment, and other	7,997	741
Net cash used in investing activities	(26,677)	(199,020)

FINANCING ACTIVITIES
Net payments of credit facility	(3,750)	(3,750)
Repurchases of common stock	(40,862)	—
Cash dividends paid	(32,330)	(29,790)
All other cash (used in) provided by financing activities	(2,348)	854
Net cash used in financing activities	(79,290)	(32,686)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(14,434)	(1,772)
Increase (decrease) in cash, cash equivalents, and restricted cash	6,173	(81,845)
Cash, cash equivalents, and restricted cash at beginning of period	557,123	564,939
Cash, cash equivalents, and restricted cash at end of period	$563,296	$483,094

LITTELFUSE, INC.
NET SALES AND OPERATING INCOME BY SEGMENT
(Unaudited)

	Second Quarter			Year-to-Date
(in thousands)	2024	2023	% (Decline) / Growth	2024	2023	% (Decline) / Growth
Net sales
Electronics	$305,639	$350,147	(12.7)%	$596,744	$708,740	(15.8)%
Transportation	168,964	172,048	(1.8)%	339,331	338,689	0.2%
Industrial	83,886	89,802	(6.6)%	157,799	174,350	(9.5)%
Total net sales	$558,489	$611,997	(8.7)%	$1,093,874	$1,221,779	(10.5)%

Operating income
Electronics	$46,165	$79,844	(42.2)%	$83,968	$170,006	(50.6)%
Transportation	15,234	7,789	95.6%	31,440	16,321	92.6%
Industrial	9,547	15,108	(36.8)%	14,343	32,249	(55.5)%
Other(a)	(5,440)	(10,688)	N.M.	(9,293)	(15,882)	N.M.
Total operating income	$65,506	$92,053	(28.8)%	$120,458	$202,694	(40.6)%
Operating Margin	11.7%	15.0%		11.0%	16.6%

Interest expense	9,975	10,056		19,586	19,702
Foreign exchange gain	(315)	(1,404)		(5,357)	(3,079)
Other income, net	(5,298)	(2,050)		(10,619)	(8,283)
Income before income taxes	$61,144	$85,451	(28.4)%	$116,848	$194,354	(39.9)%

(a) "other" typically includes non-GAAP adjustments such as acquisition-related and integration costs, purchase accounting inventory adjustments and restructuring and impairment charges. (See Supplemental Financial Information for details.)

N.M. - Not meaningful

	Second Quarter			Year-to-Date
(in thousands)	2024	2023	% (Decline)/Growth	2024	2023	% (Decline)/Growth
Operating Margin
Electronics	15.1%	22.8%	(7.7)%	14.1%	24.0%	(9.9)%
Transportation	9.0%	4.5%	4.5%	9.3%	4.8%	4.5%
Industrial	11.4%	16.8%	(5.4)%	9.1%	18.5%	(9.4)%

LITTELFUSE, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(In millions of USD except per share amounts - unaudited)

Non-GAAP EPS reconciliation
	Q2-24	Q2-23	YTD-24	YTD-23
GAAP diluted EPS	$1.82	$2.79	$3.75	$6.33
EPS impact of Non-GAAP adjustments (below)	0.15	0.33	(0.02)	0.42
Adjusted diluted EPS	$1.97	$3.12	$3.73	$6.75

Non-GAAP adjustments - (income) / expense
	Q2-24	Q2-23	YTD-24	YTD-23
Acquisition-related and integration costs (a)	$0.8	$3.8	$1.8	$7.2
Restructuring, impairment and other charges (b)	5.3	6.9	8.5	8.7
Gain on sale of fixed assets (c)	(0.7)	—	(1.0)	—
Non-GAAP adjustments to operating income	5.4	10.7	9.3	15.9
Other income, net (d)	(0.5)	—	(0.3)	(0.2)
Non-operating foreign exchange gain	(0.3)	(1.4)	(5.4)	(3.1)
Non-GAAP adjustments to income before income taxes	4.6	9.3	3.6	12.6
Income taxes (e)	0.7	1.0	4.1	1.9
Non-GAAP adjustments to net income	$3.9	$8.3	$(0.5)	$10.7

Total EPS impact	$0.15	$0.33	$(0.02)	$0.42

Adjusted operating margin / Adjusted EBITDA reconciliation
	Q2-24	Q2-23	YTD-24	YTD-23
Net income	$45.5	$70.1	$93.9	$158.8
Add:
Income taxes	15.7	15.4	22.9	35.5
Interest expense	10.0	10.1	19.6	19.7
Foreign exchange gain	(0.3)	(1.4)	(5.4)	(3.1)
Other income, net	(5.3)	(2.1)	(10.6)	(8.3)
GAAP operating income	$65.5	$92.1	$120.5	$202.7
Non-GAAP adjustments to operating income	5.4	10.7	9.3	15.9
Adjusted operating income	$70.9	$102.8	$129.8	$218.6
Amortization of intangibles	15.7	16.9	31.6	33.8
Depreciation expenses	17.1	18.0	33.7	35.6
Adjusted EBITDA	$103.7	$137.7	$195.0	$288.0

Net sales	$558.5	$612.0	$1,093.9	$1,221.8
Net income as a percentage of net sales	8.1%	11.5%	8.6%	13.0%
Operating margin	11.7%	15.0%	11.0%	16.6%
Adjusted operating margin	12.7%	16.8%	11.9%	17.9%
Adjusted EBITDA margin	18.6%	22.5%	17.8%	23.6%

Adjusted EBITDA by Segment	Q2-24			Q2-23
	Electronics	Transportation	Industrial	Electronics	Transportation	Industrial
GAAP operating income	$46.2	$15.2	$9.5	$79.8	$7.8	$15.1
Add:
Add back amortization	9.8	3.3	2.6	10.1	4.2	2.7
Add back depreciation	10.0	5.8	1.3	9.7	6.9	1.4
Adjusted EBITDA	$66.0	$24.3	$13.4	$99.6	$18.9	$19.2
Adjusted EBITDA Margin	21.6%	14.4%	16.0%	28.5%	11.0%	21.4%

Adjusted EBITDA by Segment	YTD-24			YTD-23
	Electronics	Transportation	Industrial	Electronics	Transportation	Industrial
GAAP operating income	$84.0	$31.4	$14.3	$170.0	$16.3	$32.2
Add:
Add back amortization	19.7	6.8	5.1	20.3	8.6	4.9
Add back depreciation	19.9	11.0	2.8	19.5	13.6	2.5
Adjusted EBITDA	$123.6	$49.2	$22.2	$209.9	$38.5	$39.6
Adjusted EBITDA Margin	20.7%	14.5%	14.1%	29.6%	11.4%	22.7%

Net sales reconciliation	Q2-24 vs. Q2-23
	Electronics	Transportation	Industrial	Total
Net sales decline	(13)%	(2)%	(7)%	(9)%
Less:
Acquisitions	—%	—%	—%	—%
FX impact	(1)%	(1)%	(1)%	(1)%
Organic net sales decline	(12)%	(1)%	(6)%	(8)%

Net sales reconciliation	YTD-24 vs. YTD-23
	Electronics	Transportation	Industrial	Total
Net sales (decline) growth	(16)%	—%	(9)%	(10)%
Less:
Acquisitions	—%	—%	1%	—%
FX impact	(1)%	(1)%	—%	—%
Organic net sales (decline) growth	(15)%	1%	(10)%	(10)%

Income tax reconciliation
	Q2-24	Q2-23	YTD-24	YTD-23
Income taxes	$15.7	$15.4	$22.9	$35.5
Effective rate	25.6%	18.0%	19.6%	18.3%
Non-GAAP adjustments - income taxes	0.7	1.0	4.1	1.9
Adjusted income taxes	$16.4	$16.4	$27.0	$37.4
Adjusted effective rate	25.0%	17.4%	22.4%	18.1%
Free cash flow reconciliation
	Q2-24	Q2-23	YTD-24	YTD-23
Net cash provided by operating activities	$69.4	$98.2	$126.6	$151.6
Less: Purchases of property, plant and equipment	(19.1)	(15.8)	(34.7)	(41.5)
Free cash flow	$50.3	$82.4	$91.9	$110.1

Consolidated Total Debt	As of June 29, 2024
Consolidated Total Debt	$863.5
Unamortized debt issuance costs	3.3
Finance lease liability	0.4
Consolidated funded indebtedness	867.2
Cash held in U.S. (up to $400 million)	102.1
Net debt	$765.1

Consolidated EBITDA	Twelve Months Ended June 29, 2024
Net Income	$194.5
Interest expense	39.7
Income taxes	56.5
Depreciation	69.7
Amortization	63.6
Non-cash additions:
Stock-based compensation expense	24.5
Purchase accounting inventory step-up charge	—
Unrealized loss on investments	2.1
Impairment charges	1.9
Other	13.7
Consolidated EBITDA (1)	$466.2

Consolidated Net Leverage Ratio (as defined in the Credit Agreement) *	1.6x
* Our Credit Agreement and Private Placement Note with maturities ranging from 2024 to 2032, contain financial ratio covenants providing that if, as of the last day of each fiscal quarter, the Consolidated Net Leverage ratio at such time for the then most recently concluded period of four consecutive fiscal quarters of the Company exceeds 3.50:1.00, an Event of Default (as defined in the Credit Agreement and Private Placement Senior Notes) is triggered.

The Credit Agreement and Private Placement Senior Notes were amended in Q2 2022 and now allow for the addition of acquisition and integration costs up to 15% of Consolidated EBITDA and the netting of up to $400M of Available Cash (Cash held by US Subsidiaries).

(1) Represents Consolidated EBITDA as defined in our Credit Agreement and Private Placement Senior Notes and is calculated using the most recently concluded period of four consecutive quarters.

Note: Total will not always foot due to rounding.

(a) reflected in selling, general and administrative expenses ("SG&A").
(b) reflected in restructuring, impairment and other charges.
(c) 2024 amount reflected a gain of $0.7 million ($1.0 million year-to-date) recorded for the sale of two buildings within the Transportation segment.
(d) Q2 2024 included a reversal of $0.5 million for an asset retirement obligation charge related the disposal of a business in 2019. 2024 year-to-date also included $0.2 million increase in coal mining reserves, while 2023 amount included $0.2 million gain from the sale of a building within the Electronics segment.
(e) reflected the tax impact associated with the non-GAAP adjustments.

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